EXHIBIT 10.2.1

SCHEDULE OF OMITTED NOTES

Each following Promissory Note is identical in all respects to the Promissory Note provided as Exhibit 10.2, except for variations in issuance date and principal amount, as provided below.

1.	Promissory Note, dated as of June 9, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $175,000.

2.	Promissory Note, dated as of July 13, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $12,000.

3.	Promissory Note, dated as of August 11, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $7,500.

4.	Promissory Note, dated as of October 29, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $3,251.36.

5.	Promissory Note, dated as of November 5, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $1,000.

6.	Promissory Note, dated as of November 18, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $2,916.67.

7.	Promissory Note, dated as of November 19, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $2,016.

8.	Promissory Note, dated as of November 24, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $22,000.

9.	Promissory Note, dated as of December 1, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $11,892.96.

10.	Promissory Note, dated as of December 3, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $876.

11.	Promissory Note, dated as of December 16, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $19,483.93.

12.	Promissory Note, dated as of December 17, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $1,167.60.

13.	Promissory Note, dated as of December 28, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $14,280.57.

14.	Promissory Note, dated as of December 30, 2015, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $12,747.32.

15.	Promissory Note, dated as of January 4, 2016, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $5,142.

16.	Promissory Note, dated as of January 13, 2016, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $40,200.

17.	Promissory Note, dated as of February 24, 2016, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $25,000.

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18.	Promissory Note, dated as of June 3, 2016, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $22,186.

19.	Promissory Note, dated as of June 28, 2016, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $4,000.

20.	Promissory Note, dated as of July 25, 2016, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $10,000.

21.	Promissory Note, dated as of July 27, 2016, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $10,000.

22.	Promissory Note, dated as of February 1, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $5,000.

23.	Promissory Note, dated as of February 10, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $22,500.

24.	Promissory Note, dated as of February 28, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $4,550.

25.	Promissory Note, dated as of March 6, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $42,000.

26.	Promissory Note, dated as of March 8, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $2,500.

27.	Promissory Note, dated as of March 9, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $500.

28.	Promissory Note, dated as of March 16, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $3,500.

29.	Promissory Note, dated as of June 13, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $20,000.

30.	Promissory Note, dated as of June 22, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $14,000.

31.	Promissory Note, dated as of June 26, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $49,000.

32.	Promissory Note, dated as of July 3, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $5,000.

33.	Promissory Note, dated as of July 20, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $10,300.

34.	Promissory Note, dated as of July 27, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $2,800.

35.	Promissory Note, dated as of August 4, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $33,000.

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36.	Promissory Note, dated as of August 7, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $11,000.

37.	Promissory Note, dated as of August 8, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $27,100.

38.	Promissory Note, dated as of August 15, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $8,000.

39.	Promissory Note, dated as of August 16, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $4,000.

40.	Promissory Note, dated as of August 23, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $4,000.

41.	Promissory Note, dated as of August 28, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $28,000.

42.	Promissory Note, dated as of August 30, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $3,000.

43.	Promissory Note, dated as of September 26, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $48,000.

44.	Promissory Note, dated as of September 27, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $4,000.

45.	Promissory Note, dated as of October 3, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $2,000.

46.	Promissory Note, dated as of October 11, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $5,000.

47.	Promissory Note, dated as of October 19, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $2,000.

48.	Promissory Note, dated as of November 1, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $12,500.

49.	Promissory Note, dated as of November 3, 2017, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $8,300.

50.	Promissory Note, dated as of January 31, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $5,000.

51.	Promissory Note, dated as of February 16, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $18,000.

52.	Promissory Note, dated as of February 27, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $12,000.

53.	Promissory Note, dated as of March 2, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $62,000.

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54.	Promissory Note, dated as of March 29, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $18,000.

55.	Promissory Note, dated as of April 11, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $52,000.

56.	Promissory Note, dated as of April 27, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $10,000.

57.	Promissory Note, dated as of May 11, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $322,000.

58.	Promissory Note, dated as of June 1, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $2,500.

59.	Promissory Note, dated as of June 13, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $17,500.

60.	Promissory Note, dated as of June 18, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $3,500.

61.	Promissory Note, dated as of June 21, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $2,000.

62.	Promissory Note, dated as of June 28, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $68,557.92.

63.	Promissory Note, dated as of July 11, 2018, by and between Poverty Dignified, Inc. and Power It Perfect, Inc., in the principal amount of $3,500.

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